UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2013

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On November 20, 2013, Ivanhoe Energy Inc. (the “Ivanhoe”) issued a press release announcing today that heavy crude oil extracted from Ecopetrol’s San Fernando T2 formation in Colombia was successfully upgraded from high viscosity 8º API crude oil to a low viscosity 15º API synthetic crude oil using Ivanhoe's proprietary partial upgrading process, Heavy-to-Light (HTL®).  Ecopetrol is the largest company in Colombia and is one of the four principal petroleum companies in Latin America. A copy of this press release is furnished as Exhibit 99.1 to this report.

The information furnished pursuant to Item 2.02 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated November 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2013	IVANHOE ENERGY INC.

	By:	/s/ Mary Vincelli
Name: Mary Vincelli
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 20, 2013